EXHIBIT 32.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Global Entertainment Holdings/Equities, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 (the "Report"), as filed with the Securities and Exchange Commission, on the date hereof, the undersigned, Bryan Abboud, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 USC 1350, as adopted pursuant to 18 U.S.C,
Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Bryan Abboud
Dated: April 15, 2005                                -----------------------
                                                     Bryan Abboud
                                                     Chief Executive Officer


This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.